Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2158

 The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2021-4

 Supplement to the Prospectus

Effective October 8, 2021, J2 Global, Inc. (ticker: JCOM) has separated into two publicly traded companies, J2 Global, Inc. and Consensus Cloud Solutions (ticker: CCSIV). The Portfolio will receive one share of Consensus Cloud Solutions for every three shares of J2 Global, Inc. that it owned as of the October 1, 2021 record date. Additionally, immediately upon completion of the separation, J2 Global, Inc. will change its name to Ziff Davis, Inc (ticker: ZD). Accordingly, all references to J2 Global, Inc. in the Prospectus are replaced by Ziff Davis, Inc. The Portfolio will continue to hold and buy shares of each of Ziff Davis, Inc. and Consensus Cloud Solutions.

Supplement Dated: October 8, 2021